Exhibit 10.2


                 RESIGNATION OF PRESIDENT OF ANTS SOFTWARE INC.


                  The undersigned hereby resigns as the President of ANTs software inc. (the "Company"), effective as of the date set forth below.

                  IN WITNESS WHEREOF, this resignation was executed at Burlingame, California effective as of the 10th day of June, 2005.

                                           /s/ Boyd Pearce
                                           -------------------------------------
                                           Boyd Pearce